Exhibit 99.1

Investor Contact:	Brendon Frey, ICR
(203) 682-8200
Brendon.Frey@icrinc.com
Media Contact:	Patrick Rich, Crocs, Inc.
(303) 848-7000
prich@crocs.com

Crocs, Inc. Reports Third Quarter 2016 Financial Results

NIWOT, COLORADO — November 9, 2016 — Crocs, Inc. (NASDAQ: CROX) today reported financial results for the three months ended September 30, 2016.

Third Quarter Highlights:

• Revenues were in-line with guidance at $245.9 million for the three months ended September 30, 2016. On a constant currency basis, revenues decreased 11.6%, compared to the three months ended September 30, 2015.

• Improved inventory management resulted in a $21.4 million, or 11.2%, decrease in inventory as of September 30, 2016 compared to September 30, 2015.

Gregg Ribatt, Chief Executive Officer, said: “We continue to manage our business tightly in what remains a challenging consumer environment. Revenues were in-line with our expectations while gross margin exceeded our guidance by approximately 200 basis points as we further limited off-price selling and promotional activities. At the same time, we reduced our inventories 11% compared with last year. Looking ahead, we continue to plan conservatively given the current top-line headwinds. We are working hard to drive quality growth through our product, marketing, and distribution strategies and we remain confident that the steps we’ve taken to build a better business model will result in increased profitability and greater shareholder value.”

Third Quarter Operating Results

In the third quarter of 2016, the company reported GAAP net loss attributable to common stockholders of $5.4 million, or $0.07 per basic and diluted share, compared to a net loss attributable to common stockholders of $27.8 million, or $0.37 per basic and diluted share, in the same quarter of the prior year.

As outlined in detail in the GAAP to non-GAAP reconciliations set forth later in this press release, the company recorded net charges of $3.3 million unrelated to our core business in the three months ended September 30, 2016, compared to $8.6 million in the three months ended September 30, 2015. Excluding these items, the company reported on a comparable basis, non-GAAP adjusted net loss attributable to common shareholders of $2.0 million in the three months ended September 30, 2016, versus non-GAAP adjusted net loss attributable to common shareholders of $19.2 million in the three months ended September 30, 2015.

Balance Sheet

Cash and cash equivalents as of September 30, 2016 were $150.2 million compared to $143.3 million as of December 31, 2015. Inventory was $169.4 million as of September 30, 2016 compared to $190.8 million as of September 30, 2015.

The company did not repurchase any shares during the three or nine months ended September 30, 2016.

Financial Outlook

The company expects fourth quarter 2016 revenues in the $185.0 to $195.0 million range compared to $208.7 million in the fourth quarter of 2015. For the year ended December 31, 2016, the company expects revenues to be $1,034.0 million to $1,044.0 million.

Conference Call Information

A teleconference call to discuss third quarter 2016 results is scheduled for today, Wednesday, November 9, 2016, at 8:30 am EDT. The call participation number is (888) 771-4371. A recording of the conference call will be available two hours after the completion of the call at (888) 843-7419. International participants can dial (847) 585-4405 to take part in the conference call and can access a replay of the call at (630) 652-3042. All of the above calls will require the input of the conference identification number 43651803. The call also will be streamed on the Crocs website, www.crocs.com. An audio recording of the conference call will be available at www.crocs.com through November 9, 2017.

About Crocs, Inc.

Crocs, Inc. is a world leader in innovative casual footwear for men, women, and children. Crocs offers a broad portfolio of all-season products, while remaining true to its core molded footwear heritage. All Crocs™ shoes feature Croslite™ material, a proprietary, revolutionary technology that gives each pair of shoes the soft, comfortable, lightweight, non-marking, and odor-resistant qualities that Crocs fans know and love. Crocs celebrates the fun of being a little different and encourages fans to “Find Your Fun” in every colorful pair of shoes. Since its inception in 2002, Crocs has sold more than 300 million pairs of shoes in more than 65 countries around the world.

Visit www.crocs.com for additional information.

The matters regarding the future discussed in this news release include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding prospects, investments in our business and outlook. These statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the following: macroeconomic issues, including, but not limited to, the current global financial conditions; the effect of competition in our industry; our ability to effectively manage our future growth or declines in revenue; changing fashion trends; our ability to maintain and expand revenues and gross margin; our ability to accurately forecast consumer demand for our products; our ability to successfully implement our strategic plans; our ability to develop and sell new products; our ability to obtain and protect intellectual property rights; the effect of potential adverse currency exchange rate fluctuations and other international operating risks; and other factors described in our most recent Annual Report on Form 10-K under the heading “Risk Factors” and our subsequent filings with the Securities and Exchange Commission. Readers are encouraged to review that section and all other disclosures appearing in our filings with the Securities and Exchange Commission.

All information in this document speaks as of November 9, 2016. We do not undertake any obligation to update publicly any forward-looking statements, including, without limitation, any estimate regarding revenues or earnings, whether as a result of the receipt of new information, future events, or otherwise.

CROCS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenues	$245,888	$274,088	$848,856	$881,952
Cost of sales	123,454	153,267	427,416	443,891
Gross profit	122,434	120,821	421,440	438,061
Selling, general and administrative expenses	122,719	135,110	386,112	429,815
Asset impairment charges	930	5,460	1,695	7,535
Restructuring charges	—	981	—	7,454
Income (loss) from operations	(1,215)	(20,730)	33,633	(6,743)
Foreign currency transaction gain (loss), net	1,379	(2,908)	(1,568)	(2,631)
Interest income	178	268	558	752
Interest expense	(184)	(171)	(661)	(650)
Other income (expense), net	(1)	405	(108)	(6)
Income (loss) before income taxes	157	(23,136)	31,854	(9,278)
Income tax expense	(1,690)	(888)	(7,704)	(3,745)
Net income (loss)	$(1,533)	$(24,024)	$24,150	$(13,023)

Dividends on Series A convertible preferred stock	$(3,000)	$(3,000)	$(9,000)	$(8,833)
Dividend equivalents on Series A convertible preferred shares related to redemption value accretion and beneficial conversion feature	(819)	(752)	(2,406)	(2,209)
Net income (loss) attributable to common stockholders	$(5,352)	$(27,776)	$12,744	$(24,065)
Net income (loss) per common share:
Basic	$(0.07)	$(0.37)	$0.15	$(0.32)
Diluted	$(0.07)	$(0.37)	$0.14	$(0.32)

Weighted average shares outstanding used in computing earnings per share
Basic	73,493	74,332	73,323	76,318
Diluted	73,493	74,332	74,730	76,318

CROCS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands)

	September 30, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$150,216	$143,341
Accounts receivable, net of allowances of $50,412 and $49,364, respectively	101,651	83,616
Inventories	169,376	168,192
Income tax receivable	6,979	10,233
Other receivables	17,793	14,233
Prepaid expenses and other assets	29,925	26,334
Total current assets	475,940	445,949
Property and equipment, net of accumulated depreciation of $104,213 and $97,650, respectively	45,820	49,490
Intangible assets, net	75,740	82,297
Goodwill	2,586	1,973
Deferred tax assets, net	6,699	6,608
Other assets	18,388	21,703
Total assets	$625,173	$608,020
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$50,881	$63,336
Accrued expenses and other liabilities	90,194	92,573
Income taxes payable	9,173	6,416
Current portion of borrowings and capital lease obligations	3,593	4,772
Total current liabilities	153,841	167,097
Long-term income tax payable	4,965	4,547
Long-term borrowings and capital lease obligations	27	1,627
Other liabilities	13,848	13,120
Total liabilities	172,681	186,391

Series A convertible preferred stock	178,063	175,657
Stockholders’ equity:
Preferred stock	—	—
Common stock	94	94
Treasury stock, at cost	(284,176)	(283,913)
Additional paid-in capital	361,688	353,241
Retained earnings	241,205	227,463
Accumulated other comprehensive loss	(44,382)	(50,913)
Total stockholders’ equity	274,429	245,972
Total liabilities and stockholders’ equity	$625,173	$608,020

CROCS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

(UNAUDITED)

In addition to financial measures presented on the basis of accounting principles generally accepted in the United States of America (“GAAP”), we present “Non-GAAP selling, general, and administrative expenses”, “Non-GAAP cost of sales”, and “Non-GAAP adjusted net income (loss) attributable to common stockholders”, which are non-GAAP financial measures. Adjusted results exclude the impact of items that management believes affect the comparability or underlying business trends in our consolidated financial statements in the periods presented.

We also present certain information related to our current period results of operations through “constant currency”, which is a non-GAAP financial measure and should be viewed as a supplement to our results of operations and presentation of reportable segments under GAAP. Constant currency represents current period results that have been recasted using prior year average foreign exchange rates for the comparative period to enhance the visibility of the underlying business trends excluding the impact of foreign currency exchange rate fluctuations.

Management uses adjusted results to assist in comparing business trends from period to period on a consistent non-GAAP basis in communications with the board of directors, stockholders, analysts, and investors concerning our financial performance. We believe that these non-GAAP measures are useful to investors and other users of our consolidated financial statements as an additional tool for evaluating operating performance. We believe they also provide a useful baseline for analyzing trends in our operations. Investors should not consider these non-GAAP measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

CROCS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(in thousands)
Selling, general and administrative expenses reconciliation:
GAAP selling, general and administrative expenses	$122,719	$135,110	$386,112	$429,815
Reorganization charges (1)	—	(573)	(458)	(4,126)
Customs audit settlements (2)	—	—	(354)	—
ERP implementation (3)	—	(712)	—	(9,099)
Improper disbursements and related legal fees (4)	—	(631)	—	(5,653)
Legal settlements (5)	—	(234)	—	(2,035)
Total adjustments	—	(2,150)	(812)	(20,913)
Non-GAAP selling, general and administrative expenses	$122,719	$132,960	$385,300	$408,902

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(in thousands)
Cost of sales reconciliation:
GAAP cost of sales	$123,454	$153,267	$427,416	$443,891
Customs audit settlements (6)	(3,344)	—	(2,694)	—
Statutory audits (7)	—	—	—	(1,000)
Non-GAAP cost of sales	$120,110	$153,267	$424,722	$442,891

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(in thousands)
Net income (loss) attributable to common stockholders reconciliation:
GAAP net income (loss) attributable to common stockholders	$(5,352)	$(27,776)	$12,744	$(24,065)
Customs audit settlements (2, 6)	3,344	—	3,048	—
Reorganization charges (1)	—	573	458	4,126
Asset impairment charges (8)	—	5,460	—	7,535
Restructuring charges (9)	—	981	—	7,454
ERP implementation (3)	—	712	—	9,099
Improper disbursements and related legal fees (4)	—	631	—	5,653
Legal settlements (5)	—	234	—	2,035
Statutory audits (7)	—	—	—	1,000
Total adjustments	3,344	8,591	3,506	36,902
Non-GAAP adjusted net income (loss) attributable to common stockholders	$(2,008)	$(19,185)	$16,250	$12,837

(1) Relates to severance expense, bonuses, store closure costs, consulting fees, and other expenses related to reorganization activities and our investment agreement with Blackstone.

(2) Represents penalties and fees related to customs audit settlements.

(3) Represents operating expenses incurred in 2015 related to the implementation of the new ERP system.

(4) Represents invalid disbursements and related legal expenses that occurred in 2015.

(5) Relates primarily to legal expenses for matters surrounding California wage settlements that occurred in 2015.

(6) Represents the increase or release of tariff reserves related to customs audit settlements.

(7) Represents expenses incurred related to statutory audits.

(8) Represents retail asset impairment charges for certain underperforming locations in our Americas, Asia Pacific, and Europe operating segments.

(9) Relates to bonuses, consulting fees, and other expenses related to restructuring activities that concluded in December 2015.

CROCS, INC. SUBSIDIARIES

REVENUES BY SEGMENT AND CHANNEL

(UNAUDITED)

	Three Months Ended September 30,		Change		Constant Currency Change (1)
	2016	2015	$	%	$	%
	(in thousands)
Wholesale:
Americas	$41,389	$48,880	$(7,491)	(15.3)%	$(6,913)	(14.1)%
Asia Pacific	45,565	53,411	(7,846)	(14.7)%	(10,822)	(20.3)%
Europe	21,909	30,260	(8,351)	(27.6)%	(8,288)	(27.4)%
Other businesses	271	418	(147)	(35.2)%	(150)	(35.9)%
Total wholesale	109,134	132,969	(23,835)	(17.9)%	(26,173)	(19.7)%
Retail:
Americas	56,607	59,468	(2,861)	(4.8)%	(2,818)	(4.7)%
Asia Pacific	37,259	38,374	(1,115)	(2.9)%	(2,626)	(6.8)%
Europe	13,194	13,813	(619)	(4.5)%	(150)	(1.1)%
Total retail	107,060	111,655	(4,595)	(4.1)%	(5,594)	(5.0)%
E-commerce:
Americas	16,662	16,321	341	2.1%	351	2.2%
Asia Pacific	8,096	7,094	1,002	14.1%	801	11.3%
Europe	4,936	6,049	(1,113)	(18.4)%	(1,105)	(18.3)%
Total e-commerce	29,694	29,464	230	0.8%	47	0.2%
Total revenues	$245,888	$274,088	$(28,200)	(10.3)%	$(31,720)	(11.6)%

Revenues:
Americas	$114,658	$124,669	$(10,011)	(8.0)%	$(9,380)	(7.5)%
Asia Pacific	90,920	98,879	(7,959)	(8.0)%	(12,647)	(12.8)%
Europe	40,039	50,122	(10,083)	(20.1)%	(9,543)	(19.0)%
Total segment revenues	245,617	273,670	(28,053)	(10.3)%	(31,570)	(11.5)%
Other businesses	271	418	(147)	(35.2)%	(150)	(35.9)%
Total consolidated revenues	$245,888	$274,088	$(28,200)	(10.3)%	$(31,720)	(11.6)%

(1)  Reflects year over year change as if the current period results were in “constant currency,” which is a non-GAAP financial measure. See “Use of Non-GAAP Financial Measures” above for more information.

CROCS, INC. SUBSIDIARIES

REVENUES BY SEGMENT AND CHANNEL

(UNAUDITED)

	Nine Months Ended September 30,		Change		Constant Currency Change (1)
	2016	2015	$	%	$	%
	(in thousands)
Wholesale:
Americas	$170,165	$175,306	$(5,141)	(2.9)%	$(1,654)	(0.9)%
Asia Pacific	197,359	218,730	(21,371)	(9.8)%	(23,853)	(10.9)%
Europe	97,163	105,719	(8,556)	(8.1)%	(7,591)	(7.2)%
Other businesses	667	970	(303)	(31.2)%	(306)	(31.5)%
Total wholesale	465,354	500,725	(35,371)	(7.1)%	(33,404)	(6.7)%
Retail:
Americas	150,142	152,394	(2,252)	(1.5)%	(1,976)	(1.3)%
Asia Pacific	101,097	107,619	(6,522)	(6.1)%	(6,981)	(6.5)%
Europe	34,699	36,747	(2,048)	(5.6)%	(264)	(0.7)%
Total retail	285,938	296,760	(10,822)	(3.6)%	(9,221)	(3.1)%
E-commerce:
Americas	53,579	45,857	7,722	16.8%	7,882	17.2%
Asia Pacific	27,812	21,862	5,950	27.2%	6,298	28.8%
Europe	16,173	16,748	(575)	(3.4)%	(616)	(3.7)%
Total e-commerce	97,564	84,467	13,097	15.5%	13,564	16.1%
Total revenues	$848,856	$881,952	$(33,096)	(3.8)%	$(29,061)	(3.3)%

Revenues:
Americas	$373,886	$373,557	$329	0.1%	$4,252	1.1%
Asia Pacific	326,268	348,211	(21,943)	(6.3)%	(24,536)	(7.0)%
Europe	148,035	159,214	(11,179)	(7.0)%	(8,471)	(5.3)%
Total segment revenues	848,189	880,982	(32,793)	(3.7)%	(28,755)	(3.3)%
Other businesses	667	970	(303)	(31.2)%	(306)	(31.5)%
Total consolidated revenues	$848,856	$881,952	$(33,096)	(3.8)%	$(29,061)	(3.3)%

(1) Reflects year over year change as if the current period results were in “constant currency,” which is a non-GAAP financial measure. See “Use of Non-GAAP Financial Measures” above for more information.

CROCS, INC. SUBSIDIARIES

RETAIL STORE COUNTS

(UNAUDITED)

	June 30, 2016	Opened	Closed	September 30, 2016
Company-operated retail locations
Type
Kiosk/store in store	103	3	7	99
Retail stores	253	4	20	237
Outlet stores	202	16	—	218
Total	558	23	27	554
Operating segment
Americas	195	—	4	191
Asia Pacific	258	22	16	264
Europe	105	1	7	99
Total	558	23	27	554

	December 31, 2015	Opened	Closed	September 30, 2016
Company-operated retail locations
Type
Kiosk/store in store	98	12	11	99
Retail stores	275	14	52	237
Outlet stores	186	34	2	218
Total	559	60	65	554
Operating segment
Americas	196	3	8	191
Asia Pacific	261	49	46	264
Europe (1)	102	8	11	99
Total	559	60	65	554

(1)  Includes retail locations acquired in Austria on March 31, 2016 as revenues associated with those locations began to be recognized in the three months ended June 30, 2016.

CROCS, INC. AND SUBSIDIARIES

COMPARABLE STORE SALES

RETAIL AND DIRECT TO CONSUMER

(UNAUDITED)

	Constant Currency (2)
	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015
Comparable store sales (retail only) (1)
Americas	(2.8)%	(1.6)%
Asia Pacific	(5.8)%	(1.5)%
Europe	(0.9)%	2.9%
Global	(3.5)%	(0.9)%

	Constant Currency (2)
	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015
Direct to Consumer comparable store sales (includes retail and e-commerce) (1)
Americas	(1.7)%	4.3%
Asia Pacific	(2.4)%	4.1%
Europe	(6.7)%	7.1%
Global	(2.6)%	4.7%

	Constant Currency (2)
	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015
Comparable store sales (retail only) (1)
Americas	(1.4)%	(3.2)%
Asia Pacific	(4.4)%	(6.7)%
Europe	2.1%	2.5%
Global	(2.0)%	(3.6)%

	Constant Currency (2)
	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015
Direct to Consumer comparable store sales (includes retail and e-commerce) (1)
Americas	3.0%	2.2%
Asia Pacific	2.3%	(4.9)%
Europe	0.3%	6.6%
Global	2.4%	0.7%

(1) Comparable store status is determined on a monthly basis. Comparable store sales includes the revenues of stores that have been in operation for more than twelve months. Stores in which selling square footage has changed more than 15% as a result of a remodel, expansion, or reduction are excluded until the thirteenth month in which they have comparable prior year sales. Temporarily closed stores are excluded from the comparable store sales calculation during the month of closure. Location closures in excess of three months are excluded until the thirteenth month post re-opening. E-commerce revenues are based on same site sales period over period.

(2)  Reflects year over year change as if the current period results were in “constant currency,” which is a non-GAAP financial measure. See “Use of Non-GAAP Financial Measures” above for more information.